Foreign Exchange (Loss) Gain and Other (Expenses) Income	12 Months Ended
Dec. 31, 2024
Foreign Exchange (Loss) Gain and Other (Expenses) Income
Foreign Exchange (loss) Gain and Other (Expenses) Income

Note 19 – Foreign Exchange (Loss) Gain and Other (Expenses) Income

Foreign exchange (loss) gain and other (expenses) income comprised the following:

	2024	2023
Foreign exchange (loss) gain	$(14.7)	$2.3
Changes in fair value of financial instruments	(6.0)	11.3
Other (expense) income	—	0.8
	$(20.7)	$14.4

For the year ended December 31, 2024, of the foreign exchange loss of $14.7 million (2023 - foreign exchange gain of $2.3 million), $12.9 million was an unrealized foreign exchange loss and $1.8 million was a realized foreign exchange loss (2023 - $2.8 million unrealized foreign exchange gain and $0.5 million realized foreign exchange loss).